1290 FUNDS®

SUPPLEMENT DATED NOVEMBER 20, 2015 TO THE PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED JULY 1, 2015, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information of 1290 Funds (“Trust”) dated July 1, 2015, as supplemented. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com or you can view, print, and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information regarding the Adviser’s registration as a commodity pool operator with respect to the 1290 Multi-Alternative Strategies Fund.

Information Regarding the combined Prospectus and Statement of Additional Information (“SAI”) for:

1290 Global Equity Managers Fund

1290 Multi-Alternative Strategies Fund

1290 Convertible Securities Fund

1290 Unconstrained Bond Managers Fund

(the “Funds”)

Effective immediately, the first paragraph of the section of the Prospectus entitled “Management of the Funds – The Adviser” is deleted in its entirety and replaced with the following information:

AXA Equitable Funds Management Group, LLC d/b/a 1290 Asset Managers® is located at 1290 Avenue of the Americas, New York, New York 10104, and is the investment adviser to each Fund. 1290 Asset Managers is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. 1290 Asset Managers also is registered with the CFTC as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended. 1290 Asset Managers currently claims an exclusion (under CFTC Rule 4.5) from registration as a CPO with respect to the Funds. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Fund returns. 1290 Asset Managers serves as the investment adviser to mutual funds and other pooled investment vehicles, and had $103.7 billion in assets under management as of December 31, 2014. 1290 Funds is part of a family of mutual funds advised by 1290 Asset Managers which also includes EQ Advisors Trust and AXA Premier VIP Trust.

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Effective immediately, the eighth paragraph of the section of the SAI entitled “Investment Strategies and Risks – Derivatives” is deleted in its entirety and replaced with the following information:

The Adviser is registered with the SEC as an investment adviser under the 1940 Act. The Adviser also is registered with the CFTC as a CPO under the Commodity Exchange Act, as amended. Being subject to dual regulation by the SEC and the CFTC may increase compliance costs and may affect Fund returns. The Adviser serves as CPO and claims an exclusion (under CFTC Regulation 4.5) with respect to the Funds. Complying with the trading limitations may restrict the Adviser’s ability to use derivatives as part of these Funds’ investment strategies. Although the Adviser expects to be able to execute each of these Fund’s investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by Funds more costly, and may otherwise adversely impact the performance and value of derivatives.